EXHIBIT 23.1

                                F.E. HANSON, LTD.
                           3601 N. FAIRFAX DR. # 101
                              ARLINGTON, VA. 22201
                             TELEPHONE 703-312-8648

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT

I consent to the use of my report dated June 3, 2004 on the February 29, 2004 audited financial statements of Auto Data Network, Inc. Registration Statement on Form SB-2.






 /S/ F. E. HANSON
------------------------
F. E. HANSON, C.P.A.
Arlington, VA
July 21, 2004